PINNACLE SYSTEMS INC.

                           AMENDMENT TO OEM AGREEMENT

         THIS AMENDMENT TO OEM AGREEMENT (the "Amendment") is entered into as of September 13, 1996, between Pinnacle Systems, Inc. ("PINNACLE"), a California corporation with its principal office at 870 West Maude Avenue, Sunnyvale, California 94086, and Data Translation, Incorporated ("OEM"), a Massachusetts corporation with its principal office at 100 Locke Drive, Marlborough, Massachusetts 01752.

         WHEREAS, PINNACLE and OEM are parties to an OEM Agreement dated September 4, 1996 (the "Agreement"); and

         WHEREAS, PINNACLE and OEM desire to amend the Agreement to read as set forth below;

         NOW, THEREFORE, PINNACLE and OEM agree as follows:

         1. Section 6.1(e) of the Agreement is hereby amended to read in its entirety as follows:

                           "(e) OEM  agrees to take  delivery  of  [REDACTED***]
units of GenieDVE Product by [REDACTED***]. Payment terms for the [REDACTED***] shall be [REDACTED***] days from date of shipment. Terms will be net 30 for the balance of units shipped by PINNACLE to OEM. OEM agrees to take delivery of an additional [REDACTED***] units of GenieDVE by [REDACTED***]. OEM agrees to take delivery of an additional [REDACTED***] units, for a total of [REDACTED***] units, by [REDACTED***]. Terms of Section 6.2 are not applicable to the first [REDACTED***] units."

         2. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

         3. This Amendment may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

         4. Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect and terms not otherwise defined herein shall have their respective meanings as set forth in the Agreement.

         IN WITNESS WHEREOF, the undersigned are duly authorized to execute this first set forth above.

PINNACLE                                         DATA TRANSLATION , INC.

By:  /s/ Mark Sanders                            By:      /s/ John Molinari
   -----------------------------------------        ----------------------------
         Mark Sanders                                         John Molinari
--------------------------------------------     -------------------------------
(Print Name)                                     (Print Name)

Title: President and Chief Executive Officer     Title:  VP/GM Multimedia
      --------------------------------------           -------------------------



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